Novastar Resources Ltd.

8300 Greensboro Drive, Suite 800

McLean, VA 22102

May ____, 2006

TO THE NOVASTAR RESOURCES LTD. SUBSCRIBERS

Ladies and Gentlemen:

Reference is made to that certain Confidential Private Placement Subscription Agreement (the “Subscription Agreement”), a form of which is attached hereto as Exhibit 1, by and between Novastar Resources Ltd. (the “Company”) and you. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

The Company is pleased to announce that it will register with the SEC the Shares and Warrant Shares to be issued in connection with the Subscription. This letter agreement (this “Letter Agreement”) sets forth the terms and conditions under which such Shares and Warrant Shares shall be registered with the SEC.

Section 1.	Registration Procedures and Other Matters
(a) The Company shall:

(i)

simultaneous with the filing of a registration statement on Form S-4 in connection with the proposed merger with Thorium Power, Inc., or within fifteen (15) days thereafter, file a registration statement on Form SB-2 (or, if Form S-B2 is not then available, on such form of registration statement as is then available to effect a registration of the Shares and Warrant Shares) to enable the resale of the Shares and the Warrant Shares by the Subscribers from time to time (the “Registration Statement”):

(ii)

use reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible, but in any event not later than the earlier of (a) the 120th day following the Closing Date, and (b) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments;

(iii)	use reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to keep the Registration Statement continuously current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to the Subscriber’s Shares and Warrant Shares purchased hereunder from the date it is first declared effective until, the earlier of (A) two years from the date of the final exercise of all of the Warrants, (B) the date on which the Subscriber may sell all Shares and Warrant Shares then held by the Subscriber pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (C) the public sale of all of the Shares and the Warrant Shares (such period, the “Effectiveness Period”);

(iv)

if (A) the Registration Statement is not filed on or prior to the date of filing required pursuant to Section 1(a)(i), (B) the Registration Statement is not declared effective on or prior to the date required by Section 1(a)(ii), or (C) notwithstanding Section 2, after the date first declared effective by the SEC and prior to the expiration of the Effectiveness Period, the Registration Statement ceases to be effective and available to each subscriber as to its Shares and Warrant Shares (whether pursuant to Section 2(c), or otherwise) without being succeeded within 20 trading days by an effective amendment thereto or by a subsequent registration statement filed with and declared effective by the SEC (any such failure being referred to as an “Event” and the date of such failure being the “Event Date”), then, in addition to any other rights available to the Subscriber under the Subscription Agreement or applicable law: (x) on the failure by the Company to comply with the Event required pursuant to Section 1(a)(i) the Company shall issue to the Subscriber cash or additional Units, at the sole option of the Subscriber, as liquidated damages and not as a penalty, equal to 2% of the number of Units for which the Subscriber subscribed on each monthly anniversary of such Event Date (if the Event has not been cured by such date); (y) on the failure by the Company to comply with the Event required pursuant to Section 1(a)(ii) or the occurrence of the Event set forth in Section 1 (a)(iv)(C) and on each monthly anniversary of such Event Dates (if the Event has not been cured by such date) until the applicable Event is cured, the Company shall issue to the Subscriber cash or additional Units, at the sole option of the Subscriber, as liquidated damages and not as a penalty, equal to 2% of the number of Units for which the Subscriber subscribed on each monthly anniversary of such Event Date (if the Event has not been cured by such date); and (z) in the case of each of (x) and (y) above, in no event shall the aggregate amount of cash or number of Units issued as liquidated damages exceed 12% of the amount of cash paid or the number of Units paid for by the Subscriber. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event;

(v)

furnish to the Subscriber with respect to the Shares and the Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Subscriber may reasonably request in writing, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Subscriber; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Subscriber shall be subject to the receipt by the Company of reasonable assurances from the Subscriber that the Subscriber will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(vi)         file documents required of the Company for blue sky clearance in states specified in writing by the Subscriber and use its reasonable best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 1(a)(iii); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vii)       bear all expenses in connection with the procedures in paragraph (i) through (vi) of this Section 1 (other than any underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Subscriber, including attorneys’ fees); and

(viii)      advise the Subscriber in writing promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

Section 2.	Transfer of Shares After Registration; Suspension
(a)

The Subscriber agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a “sale” within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Subscriber or its plan of distribution.

(b)

Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Subscriber copies of any documents filed pursuant to Section 2(b)(i) as the Subscriber may reasonably request; and (iii) inform each Subscriber that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Subscriber to that effect, will use its reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Subscriber pursuant to Section 2(b)(i) hereof when the amendment has become effective).

(c)

Subject to paragraph (d) below, in the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Subscriber (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Subscriber will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Subscriber’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 trading days after the delivery of a Suspension Notice to the Subscriber.

(d)

Notwithstanding the foregoing paragraphs of this Section 2, the Subscriber shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 20 trading days each in any twelve month period.

(e)	Provided that a Suspension is not then in effect, the Subscriber may sell the Shares and the Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares, as applicable. The Company shall provide such number of current Prospectuses to the Subscriber as the Subscriber may reasonably request, and shall supply copies to any other parties reasonably requiring such Prospectuses.

Section 3.	Indemnification
(a)

The Company agrees to indemnify and hold harmless the Subscriber and the officers, directors, agents and employees of the Subscriber, to the fullest extent permitted by applicable law from and against any losses, claims, damages or liabilities to which any such person(s) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any Untrue Statement (defined below), or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, as amended or supplemented from time to time, which indemnification will include reimbursement for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Subscriber specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or the failure of the Subscriber to comply with its covenants and agreements contained in Section 2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber. The Company shall reimburse the Subscriber for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Company’s aggregate obligation to indemnify the Subscriber and such officers, directors and controlling persons shall be limited to the amount of the Subscription Price received by the Company from the Subscriber.

(b)

The Subscriber agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Subscriber specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or (ii) the failure of the Subscriber to comply with its covenants and agreements contained in Section 2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber; and the Subscriber will reimburse the Company or such officer, director or controlling person, as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Subscriber shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Subscriber’s aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the amount received by the Subscriber from the sale of Shares or Warrant Shares that are the subject of such loss.

(c)

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)

If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof)

referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Subscriber, as well as any other Subscribers under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or the Subscriber on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Subscriber and other subscribers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Subscriber shall not be required to contribute any amount in excess of the amount by which the net amount received by the Subscriber from any and all sales of the Securities to which such loss relates exceeds the amount of any damages which such Subscriber has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Subscriber’s obligations in this subsection to contribute shall be in proportion to its sale of Securities to which such loss relates and shall not be joint with any other Subscribers.

(e)

The parties to this Letter Agreement and the Subscription Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Securities Exchange Act of 1934, as amended. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 3 and further agree not to attempt to assert any such defense.

(f)	For the purpose of this Section 3:

(i)

the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 1; and

(ii)

the term “Untrue Statement” means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement, as amended or supplemented from time to time, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.	Information Available

So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Subscriber, the Company will, at Subscriber’s written request, furnish to the Subscriber:

(a)

as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-KSB and (iii) its Quarterly Reports on Form lO-QSB (the foregoing, in each case, excluding exhibits);

(b)	any and all exhibits to the reports set forth in Section 4(a) as filed with the SEC and all other information that is made available to shareholders; and
(c)	an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

*********************

If the terms of this Letter Agreement are acceptable to you, please sign and return one of the originals to the Company.

Very truly yours,

NOVASTAR RESOURCES LTD.

By:	_________________________________

Name:

Title:

ACCEPTED AND AGREED

of the date first written above:

_____________________________

(Name of Subscriber)

_____________________________

(Signature)